UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 16, 2010

VALIANT HEALTH CARE, INC.
(Exact name of registrant as specified in its charter)

Florida	000-53496	26-0655541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 N. University Drive, Suite 625, Coral Springs, Florida	33065
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(954) 755-5564

210 N. University Dr., Suite 810, Coral Springs, FL 33071
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On July 16, 2010, Valiant Health Care, Inc. (formerly known as Willing Holding, Inc.) (“Valiant”) completed the acquisition of substantially all of the domestic franchise-related home health care assets of Valiant ACMS, Inc. (formerly known as Valiant Healthcare, Inc.), a Delaware corporation, through the execution and closing of an Asset Purchase Agreement (the “Agreement”).  A copy of the Agreement is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Valiant  on July 19, 2010 (the “Initial Form 8-K”) and was incorporated therein by reference.  Valiant is filing this amendment to the Initial Form 8-K to include the financial information required by Item 9.01.

Item 9.01 – Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.  The following financial statement of Valiant Health Care, Inc. are filed in this Current Report on Form 8K as Exhibit 99.1

Report of Independent Auditors report

Balance Sheets at December 31, 2009 and 2008.

Statements of Operations for the Years Ended December 31, 2009 and 2008.

Statements of Change in Stockholder’s Equity as of December 31, 2009 and 2008.

Statements of Cash Flows for the Years Ended December 31, 2009 and 2008

Notes to Financial Statements

(b)   Interim Financial Information.  The following interim financial statements of Valiant Health Care, Inc. are filed in this Current Report on Form 8-K as Exhibit 99.3

Condensed Balance Sheets as of June 30, 2010 (unaudited) and December 31, 2009.

Condensed Statements of Operations for the six and three months ended June 30, 2010 and 2009 (unaudited).

(c)   Pro Forma Financial Information.  The following pro forma financial statements of Valiant Health Care, Inc. are filed in this Current Report on Form 8-K as Exhibit 99.2

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2009 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2010 (unaudited)

(d)   Exhibits.  The following exhibits are filed with this Report:

2.1 – Asset Purchase Agreement, dated July 14, 2010, by and between Valiant Healthcare, Inc. and Willing Holding, Inc. (this agreement is being re- filed herein to correct certain non-material errors in the original filing).

2.2 – Share Purchase Agreement, dated July 14, 2010, by and between Willing Holding, Inc., New World Mortgage, Inc. and Francis Leonard. (previously filed with the Initial Form 8-K).

99.1 – Audited financial statements of Valiant Healthcare, Inc. for the years ended December 31, 2009 and 2008.

99.2 – Interim Condensed Consolidated financial statements of Valiant Health Care, Inc. as of June 30, 2010 and 2009 (unaudited).

99.3 – Pro forma Condensed Consolidated financial statements of Valiant Health Care, Inc. as of June 30 and for the year ended December 31, 2009 (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VALIANT HEALTHCARE, INC.

By:	/s/ Steven Turner
Name: Steven Turner
Title: Chief Executive Officer

Dated: October 5, 2010